                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                                 (RULE 14a-101)
                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                               (AMENDMENT NO. ___)

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|X|      Preliminary Proxy Statement.
|_|      CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
           14A-6(E)(2)).
|_|      Definitive Proxy Statement.
|_|      Definitive Additional Materials.
|_|      Soliciting Material Pursuant to ss. 240.14a-12.



                          ALLIANCE PHARMACEUTICAL CORP.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

     -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1)      Title of each class of securities to which transaction applies:
             _____________________________________________________________

    (2)      Aggregate number of securities to which transaction applies:
             _____________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
             _____________________________________________________________

    (4)      Proposed maximum aggregate value of transaction:
             _____________________________________________________________

    (5)       Total fee paid:
             _____________________________________________________________

|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)      Amount Previously Paid:
             _____________________________________________________________

    (2)      Form, Schedule or Registration Statement No.:
             _____________________________________________________________

    (3)      Filing Party:
             _____________________________________________________________

    (4)      Date Filed:
             _____________________________________________________________

                          ALLIANCE PHARMACEUTICAL CORP.
                           7590 FAY AVENUE, SUITE 402
                           LA JOLLA, CALIFORNIA 92037
                             ----------------------

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 30, 2008
                             ----------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Alliance Pharmaceutical Corp., a New York corporation (the "Company" or the "Corporation"), will be held at 8:30 a.m., local time, on Friday, May 30, 2008, at the Sheraton La Jolla Hotel, located at 3299 Holiday Court, La Jolla, California 92037 for the purpose of considering and voting upon:

                  (1) The election of six (6) directors to the Company's Board of Directors (the "Board") to serve until our 2008 Annual Meeting of Shareholders or until their successors have been duly elected and qualified;

                  (2) Approval of an amendment to our Certificate of Incorporation, as amended to date (the "Certificate of Amendment"), to effect a reverse stock split in a ratio of ten
                  (10) shares to one (1) share (the "Reverse Stock Split") of our common stock; and

                  (3) The transaction of such other business as may properly come before the meeting, or any postponement or adjournment thereof.

         Shareholders of record at the close of business on April 4, 2008 (the "Record Date"), shall be entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof; provided, however, that the stock transfer books will remain open between the Record Date and the date of the Annual Meeting.

         Representation of at least a majority in voting interest of the common stock of the Company either in person or by proxy is required to constitute a quorum for purposes of voting on the proposal set forth above. Accordingly, it is important that your shares be represented at the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. Your proxy may be revoked at any time prior to the time it is voted at the Annual Meeting.

         Please read the accompanying proxy material carefully. Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.

                                          By Order of the Board of Directors,

                                          DUANE J. ROTH, Chairman

Dated:   La Jolla, California
         April --, 2008

                          ALLIANCE PHARMACEUTICAL CORP.
                           7590 FAY AVENUE, SUITE 402
                           LA JOLLA, CALIFORNIA 92037

                             ----------------------
                                 PROXY STATEMENT
                             ----------------------

         GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Alliance Pharmaceutical Corp. (the "Company" or the "Corporation") to be voted at the Annual Meeting of Shareholders to be held on 8:30 a.m., local time, on Friday, May 30, 2008, at the Sheraton La Jolla Hotel, located at 3299 Holiday Court, La Jolla, California 92037, and at any adjournment or adjournments thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of the Annual Meeting of Shareholders.

         The mailing address of the principal executive offices of the Company is 7590 Fay Ave., Suite 402, La Jolla, CA 92037 (telephone number 858-410-5200). The enclosed proxy and this Proxy Statement are being first sent to shareholders of the Company on or about April 22, 2008. The Company's 2007 Annual Report to Shareholders, which includes the Company's Annual Report for the year ended June 30, 2007 on Form 10-KSB, is being mailed to shareholders concurrently with this Proxy Statement. The 2007 Annual Report to Shareholders is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies is to be made.

         VOTING RIGHTS, OUTSTANDING SHARES AND QUORUM

         The Board has fixed the close of business on April 4, 2008 as the Record Date for the determination of shareholders of the Company entitled to receive notice of, and vote at, the Annual Meeting. At the close of business on the Record Date, an aggregate of 60,216,247 shares of common stock, par value $.01 per share, of the Company (the "Common Stock") were issued and outstanding and entitled to one vote on each matter to be voted upon at the Annual Meeting.

         All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Broker non-votes are not counted for the purpose of determining the presence or absence of a quorum.

         The holders of a majority in voting interest of the common stock outstanding and entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting.

         In voting with regard to the proposal to elect directors, shareholders may vote in favor of all the nominees, withhold their votes as to all nominees or withhold their votes as to a specific nominee. The vote required by the proposal to elect directors is governed by New York law and is a plurality of the votes cast by the holders of shares entitled to vote, provided a quorum is present. As a result, in accordance with New York law, votes that are withheld and broker non-votes will not be counted and will have no effect on the voting for election of directors.

         In voting with regard to Proposal 2, New York law requires the affirmative vote of a majority of the outstanding voting stock.

         PROXIES IN THE FORM ENCLOSED ARE SOLICITED BY, OR ON BEHALF OF, THE BOARD. SHAREHOLDERS ARE URGED TO SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY. THE PERSONS NAMED IN THE PROXY HAVE BEEN DESIGNATED AS PROXIES BY THE BOARD. Shares represented by properly executed proxies received by the Company will be voted at the Annual Meeting in the manner specified therein or, if no specification is made, FOR the election of the directors, as described in this Proxy Statement.

         REVOCABILITY OF PROXIES

         Once you have submitted your proxy by mail, you may revoke it at any time before we exercise it at the Annual Meeting. You may revoke your proxy by any one of the following three ways:

         o        you may mail another proxy marked with a later date;

         o you may notify our Secretary in writing that you wish to revoke your proxy before the Annual Meeting takes place; or

         o you may vote in person at the Annual Meeting. Please note that attendance at the meeting will not, by itself, revoke a proxy.

         SOLICITATION

         Our Board has sent you this Proxy Statement. We will pay all expenses in connection with the solicitation of the enclosed proxy. In addition to solicitation by mail, our officers and employees, who will receive no extra compensation for their services, may solicit proxies by telephone, in writing or in person. We may engage the services of a proxy solicitation firm in the event we deem it necessary to obtain assistance in the distribution of and solicitation of proxies. We also will reimburse brokers and nominees who hold shares in their names for their reasonable out-of-pocket expenses to furnish proxy materials to the beneficial owners of such shares.

         FOR SHARES REGISTERED IN THE NAME OF A BROKER OR BANK

         Most beneficial owners whose stock is held in street name receive instructions for voting their shares from their bank, broker or other agent, rather than from our proxy card.

         It is expected that the following business will be considered at the Annual Meeting and action taken thereon:

                        PROPOSAL 1. ELECTION OF DIRECTORS

         Six directors are to be elected at the Annual Meeting to hold office until the next annual meeting of shareholders and until the election and qualification of their respective successors. The Board, upon recommendation of the Company's Chief Executive Officer, has nominated Pedro Cuatrecasas, M.D., Carroll O. Johnson, Stephen M. McGrath, Jean G. Riess, Ph.D., Duane J. Roth, and Theodore D. Roth, all of whom are currently directors of the Company.

         Unless otherwise specified in the accompanying proxy, the shares voted pursuant thereto will be cast for these nominees. If, for any reason, any of the nominees should be unable to accept nomination or election, it is intended that such proxy will be voted for the election, in his place, of a substituted nominee who would be recommended by management. Management, however, has no reason to believe that any nominee will be unable to serve as a director.

         Set forth below is certain information with respect to each nominee as of April 4, 2008:

NOMINEES FOR ELECTION AS DIRECTORS


Name                            Position                                  Age             Director Since
----                            --------                                  ---             --------------

Duane J. Roth                   Chairman and Chief Executive Officer      58              1985
Pedro Cuatrecasas, M.D.         Director                                  71              1996
Carroll O. Johnson              Director                                  74              1989
Stephen M. McGrath              Director                                  72              1989
Jean G. Riess, Ph.D.            Director                                  71              1989
Theodore D. Roth                Director                                  57              1998

BIOGRAPHICAL INFORMATION REGARDING DIRECTORS

         DUANE J. ROTH. Mr. D. Roth has served as a director of the Company since 1985. He has served as Chief Executive Officer of the Company since 1985 and as Chairman since October 1989. Prior to joining the Company, Mr. D. Roth served as President of Analytab Products, Inc., an American Home Products company (now Wyeth) involved in manufacturing and marketing medical diagnostics, pharmaceuticals and devices. For the previous ten years, he was employed in various sales, marketing and general management capacities with Ortho Diagnostic Systems, Inc., a Johnson & Johnson company, which is a manufacturer of diagnostic and pharmaceutical products. Mr. D. Roth also serves as CEO of CONNECT, a non-profit technology business accelerator in San Diego. Mr. D. Roth's brother, Theodore D. Roth, is a director of the Company. Mr. D. Roth does not qualify as an "independent" director within the meaning of Rule 4200(a)(15) of the Listing Standards of the National Association of Securities Dealers ("NASD") because he is currently employed as our Chief Executive Officer.

         PEDRO CUATRECASAS, M.D. Dr. Cuatrecasas was elected as a director of the Company in August 1996. He has over 35 years of experience in the pharmaceutical industry. Dr. Cuatrecasas retired from the positions of Vice President of Warner-Lambert Company and President, Parke-Davis Pharmaceutical Research on December 31, 1996, positions he had held since 1989. During the previous four years, he had been Senior Vice President of Research and Development and Director of Glaxo, Inc. For the prior ten years, he was Vice President of Research, Development and Medical and Director of Burroughs Wellcome Company. Dr. Cuatrecasas is a member of the National Academy of Sciences and the Institute of Medicine. He is currently an independent consultant in pharmaceutical research, an Adjunct Professor in Medicine and Pharmacology at the University of California in San Diego. He received his M.D. from Washington University School of Medicine. Dr. Cuatrecasas qualifies as an "independent" director within the meaning of Rule 4200(a)(15) of the NASD Listing Standards.

         CARROLL O. JOHNSON. Mr. Johnson has served as a director of the Company since 1989. In 2004, he retired as President of Research Management, Inc., an independent contract research organization that provided services to the pharmaceutical industry. Previously, he served for 25 years in various research, sales and marketing positions with several pharmaceutical companies, including Pharmacia Laboratories, Inc., where he created a national sales force that introduced three major products. Mr. Johnson qualifies as an "independent" director within the meaning of Rule 4200(a)(15) of the NASD Listing Standards.

         STEPHEN M. MCGRATH. Mr. McGrath has served as a director of the Company since 1989. In May 1998, he retired as Executive Vice President of CIBC World Markets, Inc. and as the Director of its Corporate Finance Department. For the eleven years prior to his employment by CIBC Oppenheimer in 1983, he held various executive positions with Warner-Lambert Company. Before joining Warner-Lambert, Mr. McGrath was Controller and Assistant Treasurer of Sterling Drug, Inc. and a certified public accountant for Price Waterhouse & Co. Mr. McGrath qualifies as an "independent" director within the meaning of Rule 4200(a)(15) of the NASD Listing Standards.

         JEAN G. RIESS, PH.D. Professor Riess has served as a director of the Company since 1989. Until his retirement in 1996, he had been the Director of Laboratoire de Chimie Moleculaire at the University of Nice for over 20 years. He has been an active researcher since receiving a Ph.D. from the University of Strasbourg, with numerous patents and over 380 publications. For more than 20 years, Dr. Riess has focused on chemistry related to perfluorochemical emulsions for medical application. He has directed research in synthesis of tailored perfluorochemicals, in emulsion technology, in synthesis of fluorinated surfactants, in the physical chemistry of emulsion stabilization and in surfactant self-aggregation. Dr. Riess qualifies as an "independent" director within the meaning of Rule 4200(a)(15) of the NASD Listing Standards.

         THEODORE D. ROTH. Mr. T. Roth has served as a director of the Company since 1998. He has been a Managing Director of Roth Capital Partners, LLC, an investment-banking firm, since 2003. For more than 15 years prior, Mr. T. Roth was employed by the Company, most recently serving as President and Chief Operating Officer. He received his J.D. from Washburn University and an LL.M. in Corporate and Commercial Law from the University of Missouri in Kansas City. Mr.
T. Roth also serves on the boards of BioMed Realty, Inc. and Orange 21 Inc. He is the brother of Duane J. Roth, the Chairman and Chief Executive Officer of the Company. Mr. T. Roth does not qualify as an "independent" director within the meaning of Rule 4200(a)(15) of the NASD Listing Standards because he is an immediate family member of Mr. D. Roth.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

         During the fiscal year ended June 30, 2007, there were four meetings of the Board. In addition, during the fiscal year ended June 30, 2007, each Board member attended 75% or more of the aggregate meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively. The Company also encourages all members of the Board to attend the Company's annual meeting of shareholders each year. Five members of the Board attended the Company's 2006 Annual Meeting in person and one member participated by teleconference.

         Shareholders may communicate with members of the Company's Board by mail addressed to the full Board, a specific member of the Board or to a particular committee of the Board at 7590 Fay Ave., Suite 402, La Jolla, CA 92037.

         The Board has also established an Executive Committee, a Compensation Committee, an Audit Committee and a Nominating Committee.

         EXECUTIVE COMMITTEE

         The Executive Committee was established to act when the full Board is unavailable. The Executive Committee held no meetings during fiscal year 2007. It has all the authority of the Board between meetings of the entire Board as to matters, which have not been specifically delegated to other committees of the Board, except the authority that by law cannot be delegated by the Board. The members of the Executive Committee are Dr. Cuatrecasas and Mr. D. Roth.

         COMPENSATION COMMITTEE

         The Compensation Committee advises and makes recommendations to the Board regarding matters relating to the compensation of directors, officers and senior management. The Compensation Committee held no meetings during fiscal year 2007. The members of the Compensation Committee are Dr. Cuatrecasas and Messrs. Johnson and McGrath. The Compensation Committee has not adopted a written Compensation Committee Charter.

         The Compensation Committee determines the compensation of our Chief Executive Officer and advises and makes recommendations to the Board concerning the compensation of officers and senior management. The Compensation Committee performs its duties by reviewing and approving corporate goals and objectives relevant to the compensation of our officers and senior management. The Compensation Committee then evaluates the performances of our officers and senior management based on the goals and objectives that the Compensation Committee has set for each individual and then uses such evaluations in making its compensation recommendations to our Board.

         AUDIT COMMITTEE

         Our Board established an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee advises and makes recommendations to the Board concerning our internal controls, our independent auditors and other matters relating to our financial activities and reporting. The Audit Committee held one meeting during fiscal year 2007. The Audit Committee is composed of Messrs. Johnson and McGrath. Our audit committee financial expert is Mr. McGrath. All members of the Audit Committee are independent (as that term is used in Item 7(d)(3) of Schedule 14A under the Securities Exchange Act of 1934, as amended and as defined in Rule 4200(a)(15) of the NASD Listing Standards). The Audit Committee has adopted a written Audit Committee Charter, which requires that the Company's Audit Committee be comprised of three (3) members. Therefore, the Company is actively searching for an alternative independent director who is willing to serve on this committee.

         NOMINATING COMMITTEE

         The Nominating Committee interviews, evaluates, nominates and recommends individuals for membership on the Board and committees thereof. The Nominating Committee held no meetings during fiscal year 2007. The Nominating Committee is composed of Dr. Riess and Mr. Johnson. All members of the Nominating Committee are independent of management (as that term is defined in Rule 4200(a)(15) of the NASD Listing Standards). The Nominating Committee has not adopted a written Nominating Committee Charter.

         When considering a potential candidate for membership on the Board, the Nominating Committee considers relevant business and industry experience and demonstrated character and judgment. There are no differences in the manner in which the Nominating Committee evaluates a candidate that is recommended for nomination for membership on the Board by a Shareholder. The Nominating Committee has not received any recommendations from any of the Company's shareholders in connection with the Annual Meeting.

         The Nominating Committee will consider shareholder nominations for directors submitted in accordance with the following procedure: A notice relating to the nomination must be timely given in writing to the Secretary of the Company prior to the meeting. To be timely, the notice must be delivered within the time permitted for submission of a Shareholder proposal as described under "Future Proposals by Shareholders." Such notice must be accompanied by the nominee's written consent, contain information relating to the business, experience and background of the nominee, and contain information with respect to the nominating Shareholder and persons acting in concert with the nominating Shareholder.

CODE OF ETHICS

         Our Board has adopted a Code of Ethics for the Chief Executive Officer and senior financial officers to govern their conduct.

                           RECOMMENDATION OF THE BOARD

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES IDENTIFIED ABOVE.

                           AUDIT COMMITTEE REPORT (1)

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2007 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

         The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of the Company's audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and any other matters as are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board (United States). In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board. The Audit Committee received from KMJ Corbin & Company LLP ("KMJ") written disclosure and the letter regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee also discussed with the independent auditors the matters required by the Statement on Auditing Standards No. 61 and considered the compatibility of non-audit services with the auditor's independence.

         The Audit Committee discussed with the independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of internal controls and the overall quality of the Company's financial reporting.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended June 30, 2007 for filing with the Securities and Exchange Commission (the "SEC").

                  Stephen M. McGrath, Audit Committee Chairman
                   Carroll O. Johnson, Audit Committee Member

(1) This Report is not "soliciting material", is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the 1933 Act or the Exchange Act.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

         KMJ Corbin & Company LLP ("KMJ") served as independent auditors for the Company for the fiscal year ended June 30, 2007. The following table sets forth the aggregate fees billed by KMJ for services performed during the fiscal years ended June 30, 2007 and 2006, respectively:



                                FEES BILLED BY KMJ     FEES BILLED BY KMJ
  TYPE OF SERVICE                 FOR YEAR ENDED        FOR YEAR ENDED
                                  JUNE 30, 2007         JUNE 30, 2006

Audit Fees (1)                      $ 67,450              $ 71,450
Tax Fees (2)                          31,463                 4,220
All Other Fees (3)                     6,500                 8,740
                                    --------              --------

Total                               $105,413              $ 84,410
                                    ========              ========

(1) Comprised of the audits of our annual financial statements and reviews of our quarterly financial statements, as well as attest services, comfort letters and consents to SEC filings.

(2) Comprised of services for tax compliance, which includes services related to the preparation and review of our original and amended tax returns for the years ended June 30, 2003, 2004, 2005 and 2006.

(3) Comprised of fees related to the audits of the Company's 401(k) Plan for the years ended December 31, 2002, 2003, 2004 and 2005.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICE OF INDEPENDENT AUDITOR

         Our Audit Committee has adopted a policy and procedures for the pre-approval of audit and permissible non-audit services rendered by our independent registered public accounting firm, KMJ. The policy generally pre-approves specific services in the defined categories of audit services, audit-related services, and tax services up to pre-determined amounts. Pre-approval may also be given as part of our Audit Committee's approval of the scope of the engagement of the independent auditor or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. All fees described above were pre-approved by our Audit Committee.

         The Audit Committee believes that all services rendered to the Company by KMJ were compatible with maintaining KMJ's independence.

         The Company has not retained KMJ to perform services in connection with
(a) operating or supervising the operation of the Company's financial information system or managing the Company's local area network, or (b) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole.

         Representatives of KMJ are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Roth Capital Partners, LLC ("Roth Capital") has provided financial advisory services to the Company from time to time. During fiscal 2007, there were no related transactions. Byron Roth, Chairman and majority owner of Roth Capital, is the brother of Duane J. Roth. Theodore D. Roth is the brother of Duane J. Roth and is employed by Roth Capital.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, executive officers and holders of more than 10% of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such forms received by it, or written representation from certain reporting persons that no Form 5s were required for those persons, the Company believes that all reporting requirements under Section 16(a) for the 2007 fiscal year were met in a timely manner by its directors, executive officers and greater than 10% beneficial owners.

                                   MANAGEMENT

         The following sets forth the names, ages and positions of the Company's executive officers as of April 4, 2008:

Name                        Position                                                                          Age
----                        --------                                                                          ---

Duane J. Roth               Chairman and Chief Executive Officer                                               58
B. Jack DeFranco            President, Chief Operating Officer and Chief Financial Officer                     62
BIOGRAPHICAL INFORMATION

         DUANE J. ROTH. Mr. Roth has been Chairman of the Company since October 1989 and Chief Executive Officer since 1985. See "Election of Directors" for additional biographical information on Mr. Roth.

         B. JACK DEFRANCO. Mr. DeFranco has served as President and Chief Operating Officer since October 2005 and Chief Financial Officer since February 13, 2008. From June 2003 to October 2005, Mr. DeFranco was the Senior Vice President and Chief Operating Officer of Imcor Pharmaceutical Co. For the ten years prior to that, Mr. DeFranco was Vice President of Business Development and Marketing with Alliance. Previously, Mr. DeFranco held various management positions in business development, marketing and sales with Smith & Nephew and Johnson and Johnson. In his career he has launched over 20 medical products, many of which were related to blood transfusion safety. Mr. DeFranco holds a BS in Biology from Stephen F. Austin University and an MBA and a Masters in Finance from Fairleigh Dickenson University.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
                          RELATED SHAREHOLDER MATTERS

         The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of April 4, 2008 by: (i) each person (or group of affiliated persons) known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's common stock; (ii) each of the Company's directors; (iii) the Company's executive officers serving as of June 30, 2007 whose salaries plus bonus for fiscal 2007 exceeded $100,000 (the "Named Executive Officers"); and (iv) all of the Company's directors and the executive officers as a group.

                                                          AMOUNT AND NATURE OF BENEFICIAL            PERCENTAGE OF CLASS
                NAME AND ADDRESS (1)                              OWNERSHIP (2)                      BENEFICIALLY OWNED
     --------------------------------------------       ------------------------------------    -------------------------------

     EXECUTIVE OFFICERS AND DIRECTORS:
       Duane J. Roth                                               1,244,542 (4)                            2.03%
       Pedro Cuatrecasas, M.D.                                       132,600 (5)                              *
       Carroll O. Johnson                                            121,500 (6)                              *
       Stephen M. McGrath                                          1,074,337 (7)                            1.77%
       Jean G. Riess, Ph.D.                                          148,447 (8)                              *
       Theodore D. Roth                                              272,800 (9)                              *
       B. Jack DeFranco                                               50,000 (10)                             *
       All directors and executive officers as                     3,044,226                                4.87%
        a group (7 persons)
     5% SHAREHOLDERS:
       MicroCapital Fund LP                                       3,190,584 (11)                            5.03%
       MicroCapital Fund Ltd.                                     3,452,380 (12)                            5.42%
       Biomedical Value Fund, L.P.                                6,683,600 (13)                            9.99%
       Biomedical Offshore Value Fund, Ltd.                       6,683,600 (14)                            9.99%
       MedCap Partners, L.P.                                      6,683,600 (15)                            9.99%
       Xmark Opportunity Fund, L.P.                               4,416,279 (16)                            7.21%
       Xmark Opportunity Fund, Ltd.                               4,416,279 (17)                            7.21%
       Technology Gateway Partnership, L.P.                       6,683,600 (18)                            9.99%
       Special  Situations  Private Equity Fund,                  6,683,600 (19)                            9.99%
       L.P.
       Jan Dekker                                                 3,565,898 (20)                            5.59%
       Osiris Investment Partners LP                              3,533,899 (21)                            5.54%

            *  Indicates ownership of less than 1% of outstanding shares.
----------
(1) The address of each of the executive officers, directors and nominees for director is c/o Alliance Pharmaceutical Corp., 7590 Fay Avenue, Suite 402, La Jolla, California 92037.

(2) Each person listed or included in the group has sole voting power and sole investment power with respect to the shares owned by such person, except as indicated below.

(3) Shares subject to options and warrants currently exercisable or exercisable within 60 days after April 4, 2008 are deemed outstanding for determining the number of shares beneficially owned and for computing the percentage ownership of the person holding such options, but are not deemed outstanding.

(4) Consists of (i) 86,742 shares owned by Mr. D. Roth, (ii) 145,800 shares subject to options granted by the Company under its 1991 Stock Option Plan (the "1991 Plan"), (iii) 262,000 shares subject to options granted by the Company under its 2000 Stock Option Plan (the "2000 Plan"), and
         (iv) 750,000 shares subject to options granted by the Company under its 2001 Stock Option Plan (the "2001 Plan").

(5) Consists of (i) 14,600 shares owned by Dr. Cuatrecasas, (ii) 13,000 shares subject to options granted by the Company under the 1991 Plan,
         (iii) 42,500 shares subject to options granted by the Company under the 2000 Plan, and (iv) 62,500 shares subject to options granted by the Company under the 2001 Plan.

(6) Consists of (i) 5,000 shares owned by Mr. Johnson, (ii) 11,500 shares subject to options granted by the Company under the 1991 Plan, (iii) 42,500 shares subject to options granted by the Company under the 2000 Plan, and (iv) 62,500 shares subject to options granted by the Company under the 2001 Plan.

(7) Consists of (i) 612,301 shares owned by Mr. McGrath, (ii) 339,536 shares subject to warrants, (iii) 17,500 shares subject to options granted by the Company under the 1991 Plan, (iv) 42,500 shares subject to options granted by the Company under the 2000 Plan, and (v) 62,500 shares subject to options granted by the Company under the 2001 Plan.

(8) Consists of (i) 15,947 shares owned by Dr. Riess, (ii) 27,500 shares subject to options granted by the Company under the 1991 Plan, (iii) 42,500 shares subject to options granted by the Company under the 2000 Plan, and (iv) 62,500 shares subject to options granted by the Company under the 2001 Plan.

(9) Consists of (i) 4,900 shares owned by Mr. T. Roth (ii) 174,400 shares subject to options granted by the Company under the 1991 Plan, (iii) 31,000 shares subject to options granted by the Company under the 2000 Plan, and (iv) 62,500 shares subject to options granted by the Company under the 2001 Plan.

(10) Consists of 50,000 shares subject to options granted by the Company under the 2001 Plan.

(11) Consists of 3,190,584 shares of common stock issuable upon conversion of a note.

(12) Consists of 3,452,380 shares of common stock issuable upon conversion of a note.

(13) Consists of 6,683,600 shares of common stock issuable upon conversion of a note. The Shareholder has contractually agreed to restrict its ability to convert such that the number of shares of our common stock held by it does not exceed 9.99% of our outstanding shares of common stock. This restriction may be waived by the Shareholder at its election upon 61 days' prior notice to us and in certain other circumstances. If the Shareholder waived this restriction, the number of shares of our common stock beneficially owned by it would be 10,628,268.

(14) Consists of 6,683,600 shares of common stock issuable upon conversion of a note. The Shareholder has contractually agreed to restrict its ability to convert such that the number of shares of our common stock held by it does not exceed 9.99% of our outstanding shares of common stock. This restriction may be waived by the Shareholder at its election upon 61 days' prior notice to us and in certain other circumstances. If the Shareholder waived this restriction, the number of shares of our common stock beneficially owned by it would be 7,085,512.

(15) Consists of 6,683,600 shares of common stock issuable upon conversion of a note. The Shareholder has contractually agreed to restrict its ability to convert such that the number of shares of our common stock held by it does not exceed 9.99% of our outstanding shares of common stock. This restriction may be waived by the Shareholder at its election upon 61 days' prior notice to us and in certain other circumstances. If the Shareholder waived this restriction, the number of shares of our common stock beneficially owned by it would be 10,230,394.

(16) Includes (i) 1,041,603 shares of common stock issuable upon conversion of a note held by Xmark Opportunity Fund, L.P. ("Xmark Opportunity L.P."); and (ii) 1,021,734 shares of common stock issuable upon conversion of a note held by Xmark Opportunity Fund, Ltd. ("Xmark Opportunity Ltd."). Xmark Asset Management, LLC ("XAM"), serves as investment manager for each of Xmark Opportunity L.P. and Xmark Opportunity Ltd., as well as various other private investment funds. Mitchell D. Kaye, whose business address is c/o Xmark Asset Management, LLC, 90 Grove St, Ridgefield, Connecticut 06877, is the Manager of XAM, and as such, Mr. Kaye possesses the power to vote and direct the disposition of all securities held by Xmark Opportunity L.P. and Xmark Opportunity Ltd.

(17) Includes (i) 1,021,734 shares of common stock issuable upon conversion of a note held by Xmark Opportunity Ltd.; and (ii) 1,041,603 shares of common stock issuable upon conversion of a note held by Xmark Opportunity L.P. XAM serves as investment manager for each of Xmark Opportunity L.P. and Xmark Opportunity Ltd., as well as various other private investment funds. Mitchell D. Kaye, whose business address is c/o Xmark Asset Management, LLC, 90 Grove St, Ridgefield, Connecticut 06877, is the Manager of XAM, and as such, Mr. Kaye possesses the power to vote and direct the disposition of all securities held by Xmark Opportunity L.P. and Xmark Opportunity Ltd.

(18) Includes 6,683,600 shares of common stock issuable upon conversion of a note. The Shareholder has contractually agreed to restrict its ability to convert such that the number of shares of our common stock held by it does not exceed 9.99% of our outstanding shares of common stock. This restriction may be waived by the Shareholder at its election upon 61 days' prior notice to us and in certain other circumstances. If the Shareholder waived this restriction, the number of shares of our common stock beneficially owned by it would be 6,928,445.

(19) Consists of 6,683,600 shares of common stock issuable upon conversion of a note. The Shareholder has contractually agreed to restrict its ability to convert such that the number of shares of our common stock held by it does not exceed 9.99% of our outstanding shares of common stock. This restriction may be waived by the Shareholder at its election upon 61 days' prior notice to us and in certain other circumstances. If the Shareholder waived this restriction, the number of shares of our common stock beneficially owned by it would be 8,834,747.

(20) Includes 3,565,898 shares of common stock issuable upon conversion of a note

(21) Consists of 3,533,899 shares of common stock issuable upon conversion of a note.


                             EXECUTIVE COMPENSATION

         The following table sets forth for our Named Executive Officers: (i) the dollar value of base salary earned during the fiscal year ended June 30, 2007; and (ii) the dollar value of total compensation for the fiscal year. No compensation in the form of bonuses, stock awards, option awards, non-equity incentive plan awards or other non-salary compensation was paid or granted to the Named Executive Officers during the 2007 fiscal year.

                           SUMMARY COMPENSATION TABLE

    NAME AND PRINCIPAL POSITION           YEAR         SALARY           TOTAL
 -----------------------------------    ---------   ------------    ------------
 Duane J. Roth                            2007        $120,000        $120,000
    Chairman and Chief Executive
    Officer
 B. Jack DeFranco                         2007        $235,000        $235,000
    President, Chief Operating
    Officer and Chief Financial
    Officer


EMPLOYMENT AGREEMENTS

         None.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

         The following table sets forth information on outstanding option and stock awards held by the Named Executive Officers at June 30, 2007, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and expiration date of each outstanding option.

                                              OPTION AWARDS
                        --------------------------------------------------------
                         NUMBER OF     NUMBER OF   EQUITY INCENTIVE
                         SECURITIES   SECURITIES     PLAN AWARDS:
                         UNDERLYING   UNDERLYING       NUMBER OF
                        UNEXERCISED   UNEXERCISED      SECURITIES     OPTION
                          OPTIONS       OPTIONS        UNDERLYING     EXERCISE    OPTION
                            (#)           (#)          UNEXERCISED     PRICE     EXPIRATION
        NAME            EXERCISABLE  UNEXERCISABLE  UNEARNED OPTIONS    ($)        DATE
----------------------- ------------ ------------- ------------------ --------   -----------

Duane Roth                  30,000         -                -         $46.875     11/12/07
                            30,000         -                -         $24.375     11/11/08
                            16,800         -                -         $13.750     08/11/09
                            22,000         -                -         $38.750     12/28/09
                            22,000         -                -         $64.375     11/08/10
                            22,000         -                -         $13.750     02/21/11
                            85,000         -                -         $ 3.100     11/06/11
                           180,000         -                -         $ 0.410     06/22/14
                           500,000      500,000          500,000      $ 0.290     01/12/15

B. Jack DeFranco            50,000      150,000          150,000      $ 0.110     10/13/15


(a) Upon grant, the Board determined milestones upon which portions of these options vest.

FISCAL YEAR END OPTION VALUES

         The Company has granted options to its executive officers under its 1983 Incentive Stock Option Plan (which plan expired on October 1, 1993), its 1983 Non-Qualified Stock Option Program (which plan expired on February 25,
1999), its 1991 Stock Option Plan (which plan expired on November 7, 2001), its 2000 Stock Option Plan and its 2001 Stock Option Plan.

         No options were exercised by any of the Named Executive Officers during the 2007 fiscal year. In addition, no stock appreciation rights were exercised by any of the Named Executive Officers during the 2007 fiscal year.

COMPENSATION OF DIRECTORS

         Directors of the Company do not receive cash compensation for attendance at Board meetings or committee meetings. Non-qualified stock options are awarded to non-employee directors pursuant to the Formula Stock Option Plan for Non-Employee Directors of the Company (the "Directors' Formula Option Plan"). Options under the Directors' Formula Option Plan are granted under and subject to our 1991 Stock Option Plan, 2000 Stock Option Plan and 2001 Stock Option Plan. The options have a term of ten years from the date of grant and are exercisable at a price per share equal to the fair market value of a share of common stock on the date of grant. Each non-employee director (i) upon his initial election, shall automatically be granted an option to acquire 5,000 shares of common stock which shall be exercisable in four installments of 1,250 shares each with the first installment being at his initial election and the remaining installments becoming exercisable on the date of each annual meeting of the Board thereafter that such person is a director, until fully exercisable, and (ii) upon the third annual meeting following his initial election and each annual meeting thereafter that such person remains a non-employee director, shall automatically be granted an option to acquire 1,500 shares of common stock. Except as otherwise described above, all options are immediately exercisable in full on the date of grant.

         The following table provides information concerning all compensation paid to our directors during the fiscal year ended June 30, 2007.

                                           OPTION
                                            AWARDS            TOTAL
   NAME                                      ($)               ($)
   ----                                    -------            -----

Pedro Cuatrecasas, MD (1)                     $195            $195
Carroll O. Johnson (2)                        $195            $195
Stephen M. McGrath (3)                        $195            $195
Jean G. Riess, Ph.D. (4)                      $195            $195
Theodore D. Roth (5)                          $195            $195

(1)      Dr. Cuatrecasas holds options to buy 130,500 shares.
(2)      Mr. Johnson holds options to buy 129,000 shares.
(3) Mr. McGrath holds options to buy 135,000 shares and warrants to purchase 339,536 shares.
(4)      Professor Riess holds options to buy 145,000 shares.
(5)      Mr. T. Roth holds options to buy 280,400 shares.

PROPOSAL 2. APPROVAL OF THE CERTIFICATE OF AMENDMENT, TO EFFECT THE REVERSE
            STOCK SPLIT

         The Board has adopted, subject to shareholder approval, an amendment to our Certificate of Incorporation, as amended (the "Certificate Amendment"), to effect a reverse stock split in a ratio of ten (10) shares to one (1) share of all outstanding shares of common stock (the "Reverse Stock Split"). The Company has decided, however, not to reduce the authorized number of shares of common stock so that it will continue to have an adequate number of shares available for future issuance, as discussed below. This summary is qualified in its entirety by reference to the full text of the Certificate Amendment, a copy of which is attached as APPENDIX A to this Proxy Statement.

         Upon receiving the requisite shareholder approval, the Certificate of Amendment will, subject to the discretion of the Board, be filed with the Secretary of State of the State of New York as promptly as practicable thereafter. The amendment and the proposed Reverse Stock Split would become effective as of the date of such filing (the "Effective Date").

GENERAL

         The Company is presently authorized to issue 150,000,000 shares of common stock, of which 60,216,247 shares were outstanding, no shares were held in treasury and 72,914,442 shares were reserved for issuance at April 4, 2008. If this Proposal 2 is approved and upon the effectiveness of the Reverse Stock Split, the Company would have 150,000,000 shares of common stock authorized, of which, as of the Effective Date, approximately 6,021,625 shares would be outstanding, and 7,291,444 shares would be reserved for issuance.

REASONS FOR AND CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT

         The Company requires additional funding to continue its operations and desires to issue new securities in a future private placement; however, it has become clear to management that investors are unwilling to invest any new money into our Company so long as our existing senior convertible notes are outstanding (the "Senior Notes").

         We are seeking to reach an agreement with the holders of the Senior Notes to convert all of the outstanding principal amount and accrued but unpaid interest under all of the Senior Notes into common stock of the Company in accordance with the terms of the Senior Notes.

         To induce the holders of the Senior Notes to convert their Senior Notes into common stock of the Company, we have agreed to modify the existing royalty and milestone sharing arrangements with the holders of the Senior Notes as follows:

         o The holders of the Senior Notes would be given the pro rata right to receive 100% of all royalties received by the Company from the sale of OXYGENTTM products up to the maximum total payment sharing amount of $11,419,113 (currently, under our agreement with the holders of the Senior Notes, the holders of the Senior Notes, have the right to only receive 50% of such royalties up to the maximum payment amount); and

         o The holders of the Senior Notes would also be given the pro rata right to receive: (i) 100% of the milestone payment to be paid to the Company by Beijing Double-Crane Pharmaceutical Co., Ltd. upon SFDA approval of OXYGENT in China (currently, under the Note Purchase Agreement, the holders of the Senior Notes, have the contractual right to only receive 50% of such milestone payment), and (ii) 50% of any other milestone payment received from a third party based on the development of an OXYGENT product, in each case subject to the total maximum amount of payments of $11,419,113.

         At April 4, 2008, the Senior Notes would convert into shares of common stock at $0.17 per share, or 63,876,639 shares of common stock prior to the Reverse Stock Split taking effect.

         In order to allow for the conversion of all of the Senior Notes, and the subsequent issuance of shares of common stock in connection with a potential private placement (as discussed below), the Company must effect the Reverse Stock Split for the purpose of increasing the authorized but unissued and unreserved shares of common stock.

         The conversion of the Senior Notes is conditioned on the following: (i) 100% of the Senior Notes being received in escrow by the Company for conversion and cancellation (unless this condition is waived by the Company); (ii) approval of the Reverse Stock Split by the Company's shareholders; (iii) filing of the Certificate Amendment and acceptance of the same with the Secretary of State of the State of New York; and (iv) receipt by the Company of at least $3 million in new financing from investors. While we intend to seek financing in such amount in order to close the contemplated transactions, we have not yet identified potential investors, nor have we identified the terms and conditions of any such potential investment.

     The Reverse Stock Split may also result in an increase in the trading price of our common stock and could therefore create greater investor interest in our common stock and possibly enhance the marketability of our common stock to the financial market. However, although the Reverse Stock Split may increase the market price of our common stock, the actual effect of the Reverse Stock Split on our market price cannot be predicted. The market price of our common stock may not rise in proportion to the reduction in the number of shares outstanding as a result of the Reverse Stock Split. Further, we do not know if the Reverse Stock Split will lead to a sustained increase in the market price of our common stock. The market price of our common stock could also change as a result of other unrelated factors, including our operating performance and other factors related to our business as well as general market conditions.

PRINCIPAL EFFECTS OF THE PROPOSED REVERSE STOCK SPLIT

         Based upon the 60,216,247 shares of common stock outstanding on April 4, 2008, the proposed Reverse Stock Split would decrease the outstanding shares of Common Stock by 90%, and thereafter 6,021,625 shares of common stock would be outstanding. The proposed Reverse Stock Split will not affect any common shareholder's proportionate equity interest in the Company, subject to the provisions relating to the elimination of fractional shares as described below.

         At April 4, 2008, there were outstanding options to purchase an aggregate of 2,696,300 shares of common stock under the Company's three stock option plans (the "Plans") and an aggregate of 4,109,610 shares were available for grant under the Plans. The Company has reserved 6,805,910 shares for issuance upon the exercise of the granted options and upon exercise of options that may be granted in the future. The Plans provide for automatic adjustment in the event of a reverse stock split so that the amount of shares issuable upon exercise of outstanding options, the number of shares available for grant and the number of shares reserved for issuance will be reduced to one-tenth of the amount issuable prior to the Effective Date, and the exercise prices of the granted options would become ten times the present exercise prices.

         At April 4, 2008, there were outstanding warrants to purchase an aggregate of 2,231,893 shares of common stock and 2,231,893 shares of common stock reserved for issuance at such date for the warrants. The provisions of the relevant instrument pursuant to which the warrants were issued provide for automatic adjustment in the event of a reverse stock split so that the amount of shares issuable upon exercise of the warrants will be reduced to one-tenth of the amount issuable prior to the Effective Date, and the exercise price would become ten times the present exercise price. Accordingly, 223,189 shares of common stock will be reserved for issuance on the Effective Date for the warrants.

         At April 4, 2008, the Company, in addition to options and warrants, had outstanding $8.2 million principal amount of senior convertible promissory notes (the "Senior Notes") and accrued interest of $2.6 million on said notes. The Senior Notes and accrued interest are convertible at any time, at the respective holders' option, into shares of common stock at $0.17 per share, subject to adjustment in the case of a reverse stock split. In accordance with the provisions of the relevant instruments pursuant to which the Senior Notes were issued, the number of shares of common stock into which they may be converted is 63,876,639, which amount will be reduced to 6,387,664 shares of common stock as a result of the Reverse Stock Split.

         The foregoing may be summarized as follows:

                                                                                   IF PROPOSAL 2
NUMBER OF SHARES OF COMMON STOCK                  AS OF MARCH 31, 2008             IS EFFECTED *
--------------------------------                  --------------------             -------------
Authorized                                        150,000,000                      150,000,000
Issued and Outstanding**                          60,216,247                       6,021,625
Reserved for Issuance***                          72,914,442                       7,291,444
Available for Future Issuance                     16,869,311                       136,686,931
Par Value Per Share                               $.01                             $.01

----------------

*        Without giving effect to fractional shares.
** Includes 635,000 shares of common stock that are to be issued due to the automatic conversion of the Company's Series F Preferred Stock that occurred in March 2004. The stock cetificate representing these shares of common stock has not yet been issued.
*** Number of shares reserved for estimated issuance upon exercise of options, warrants and debt.

ACCOUNTING MATTERS

         The reverse stock split will not affect the par value of the common stock. As a result, on the Effective Date of the Reverse Stock Split, the stated par value capital on the Company's balance sheet attributable to the common stock will be reduced to one-tenth (1/10) of the amount on the Effective Date, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net loss and net book value per share of common stock will be increased because there will be fewer shares of common stock outstanding.

EXCHANGE OF STOCK CERTIFICATES

         Commencing on the Effective Date, each common stock certificate will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of common stock resulting from the Reverse Stock Split. As soon as practicable after the Effective Date, we will notify our shareholders that the Reverse Stock Split has been effected. We expect that our transfer agent, American Stock Transfer Company, will act as exchange agent for purposes of implementing the exchange of stock certificates. Shareholders will be asked to surrender to the exchange agent certificates representing shares of common stock in exchange for new certificates representing shares of common stock after taking into effect the Reverse Stock Split in accordance with the procedures to be set forth in a letter of transmittal the Company will send to its shareholders. No new certificates will be issued to any shareholder until the shareholder has surrendered such shareholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. Any shares of common stock submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for shares of common stock after taking into effect the Reverse Stock Split.

FRACTIONAL SHARES

         No scrip or fractional shares of common stock will be issued in connection with the Reverse Stock Split. Accordingly, shareholders who would otherwise be entitled to receive fractional shares of common stock because they hold a number of shares of common stock not evenly divisible by ten will be entitled, upon surrender of certificate(s) representing these shares, to receive a number of shares of common stock after taking into effect the Reverse Stock Split rounded up to the nearest whole share. The ownership of a fractional interest will not give the shareholder any voting, dividend or other rights except to have his or her fractional interest rounded up to the nearest whole number when the common stock is issued.

REGISTERED AND BENEFICIAL SHAREHOLDERS

         Upon effectiveness of the Reverse Stock Split, we intend to treat shareholders holding our common stock in "street name," through a bank, broker, or other nominee, in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers, or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in "street name." However, these banks, brokers, or other nominees may have different procedures than registered shareholders for processing the Reverse Stock Split. If you hold your shares with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your nominee.

APPRAISAL AND DISSENTER'S RIGHTS

         Under the New York Business Corporation Law, shareholders will not be entitled to appraisal or dissenter's rights with respect to the Reverse Stock Split, and we will not independently provide our shareholders with any such rights.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

     The following is a summary of the material United States federal income tax consequences of the Reverse Stock Split for a United States holder of our capital stock, does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the pre-Reverse Stock Split shares were, and the post-Reverse Stock Split shares will be, held as a "CAPITAL ASSET," as defined in the United States Internal Revenue Code (i.e., generally, property held for investment). The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of such shareholder. Each shareholder is urged to consult with such shareholder's own tax advisor with respect to the tax consequences of the Reverse Stock Split. As used herein, the term "United States holder" means a shareholder that is, for federal income tax purposes: a citizen or resident of the United States; a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any State of the United States or the District of Columbia; an estate the income of which is subject to federal income tax regardless of its source; or a trust if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust.

     No taxable gain or loss should be recognized by us in connection with the Reverse Stock Split. No gain or loss should be recognized by a shareholder upon such shareholder's exchange of pre-Reverse Stock Split shares for post-Reverse Stock Split shares pursuant to the Reverse Stock Split. The aggregate tax basis of the post-Reverse Stock Split shares received in the Reverse Stock Split will be the same as the shareholder's aggregate tax basis in the pre-Reverse Stock Split shares exchanged therefore. The shareholder's holding period for the post-Reverse Stock Split shares will include the period during which the shareholder held the pre-Reverse Stock Split shares surrendered in the Reverse Stock Split.

     Our views regarding the tax consequences of the Reverse Stock Split are not binding on the Internal Revenue Service or the courts. Furthermore, the state and local tax consequences of the Reverse Stock Split may vary significantly as to each shareholder, depending on the state in which such shareholder resides.

     ACCORDINGLY, WE URGE EACH SHAREHOLDER TO CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE STOCK SPLIT.

VOTE REQUIRED FOR APPROVAL

         Under New York law, the affirmative vote of the holders of securities representing a majority of all of the outstanding voting power entitled to vote is required to adopt the proposed Reverse Stock Split. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

         THE BOARD RECOMMENDS A VOTE FOR THE AUTHORIZATION AND APPROVAL OF THE PROPOSED REVERSE STOCK SPLIT.

                                 OTHER BUSINESS

         Management knows of no other matters that may be presented at the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

                         HOUSEHOLDING OF PROXY MATERIALS

         The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies.

         This year, a number of brokers with account holders who are our shareholders will be "householding" our proxy materials. A single Proxy Statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate Proxy Statement and annual report, please notify your broker, and direct your written request to Alliance Pharmaceutical Corp. at 7590 Fay Avenue, Suite 402, La Jolla, California 92037. Shareholders who currently receive multiple copies of the Proxy Statement at their address and would like to request "householding" of their communications should contact their broker.

                        FUTURE PROPOSALS BY SHAREHOLDERS

     Shareholders may present proposals for inclusion in the proxy materials to be distributed in connection with the 2008 Annual Meeting of Shareholders (the "2008 Annual Meeting"). As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

     In accordance with SEC Rule 14a-8, in order to be properly brought before the 2008 Annual Meeting, a shareholder's notice of the matter the shareholder wishes to present, or the person or persons the shareholder wishes to nominate as a director, must be delivered to our corporate secretary at our principal executive offices not less than 90 nor more than 120 days before our 2008 Annual Meeting. As a result, any notice given by a shareholder pursuant to these provisions must be received no earlier than January 30, 2009 and no later than March 1, 2009, unless our 2008 Annual Meeting date is more than 30 days before or after May 30, 2009.

     If our 2008 Annual Meeting date is advanced or delayed by more than 30 days from the date in 2008 coinciding with this year's meeting date, then proposals must be received not less than 90 days nor more than 120 days before the 2008 Annual Meeting or the 10th day following the date on which the meeting date is publicly announced.

     A shareholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about and SEC requirements. We will not consider any proposal or nomination that does not meet the SEC's requirements for submitting a proposal or nomination.

     Notices of intention to present proposals at the 2008 Annual Meeting should be addressed to the Secretary of the Company at Alliance Pharmaceutical Corp., 7590 Fay Avenue, Suite 402, La Jolla, California 92037. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                          ANNUAL REPORT ON FORM 10-KSB

         A complete copy of the Company's Annual Report on Form 10-KSB for the year ended June 30, 2007 is included in the Company's 2007 Annual Report to Shareholders. A copy of the Company's 2007 Annual Report to Shareholders has been mailed to all shareholders along with this Proxy Statement. Shareholders may obtain additional copies of the Company's Annual Report on Form 10-KSB and the exhibits thereto, without charge, by writing to the Company, 7590 Fay Avenue, Suite 402, La Jolla, California 92037.

         It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Shareholders who are present at the Annual Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

                                           By Order of the Board of Directors,

                                           Duane J. Roth, Chairman
Date: April --, 2008
      La Jolla, California

                                   APPENDIX A

                                 New York State
                               Department of State
                     Division of Corporations, State Records
                           and Uniform Commercial Code
                                 41 State Street
                                Albany, NY 12231
                               www.dos.state.ny.us


                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                          ALLIANCE PHARMACEUTICAL CORP.

                Under Section 805 of the Business Corporation Law

FIRST: The name of the corporation is: Alliance Pharmaceutical Corp. The name under which the Corporation was formed is: Otisville Biologics Inc.

SECOND: The date of filing of the Certificate of Incorporation with the Department of State was: February 23, 1983.

THIRD: The amendment of the Certificate of Incorporation effected by this Certificate of Amendment changes the issued and outstanding shares of the Corporation into a different number of shares by effecting a reverse stock split ("Reverse Stock Split") of the Corporation's issued and outstanding common stock in a ratio of ten (10) to one (1), as follows:

         As a result of the Reverse Stock Split, each ten (10) issued and outstanding shares of common stock of the corporation ("OLD COMMON STOCK") shall automatically, without further action on the part of the Corporation or any holder of such common stock, be changed into one (1) share of the Corporation's common stock ("NEW COMMON STOCK"). The Reverse Stock Split will be effected as follows:

         (a) Following the filing of this Amendment, each holder of a certificate(s) representing outstanding shares of the Corporation's Old Common Stock ("OLD CERTIFICATE(S)") will be entitled to receive, upon surrender of such Old Certificate(s) to the Corporation's transfer agent for cancellation, a certificate(s) ("NEW CERTIFICATE") representing the number of shares of New Common Stock owned by such shareholder following the Reverse Stock Split.

         (b) From and after the filing of the Amendment, Old Certificates shall confer no right upon the holders thereof other than the right to exchange them for the New Certificates pursuant to the provisions hereof.

         (c) The Corporation will not issue fractional shares or scrip. Rather, fractional shares will be rounded up, and shareholders who would otherwise be entitled to a fractional share as a result of the Reverse Stock Split will receive one (1) whole share of New Common Stock for each such fractional share.

         (d) The Reverse Stock Split reduces the number of issued and outstanding shares of the Corporation by changing the number of issued and outstanding shares of common stock from 60,216,247 to 6,021,625 at a ratio of 10 to 1; and reduces the stated capital of the Corporation from $602,162.47 to $60,216.25. The Reverse Stock Split reduces the number of shares reserved for issuance of the Corporation by changing the number of reserved shares of common stock from 72,914,442 to 7,291,444 at a ratio of 10 to 1.

         (e) The number of shares of authorized common stock remains the same as before the Reverse Stock Split and is unaffected by the Reverse Stock Split. As a result, the Corporation is changing the number of authorized but unissued and unreserved shares of common stock from 16,869,311 shares, par value $0.01 per share, to 136,686,931 shares, par value $0.01 per share, by effecting the Reverse Stock Split with respect to the issued and outstanding common stock only, at a ratio of 10 to 1, because the number of authorized common stock remains the same as before the Reverse Stock Split. The 5,000,000 shares of capital stock of the Corporation designated as preferred stock remains the same as before the Reverse Stock Split and is unaffected by the Reverse Stock Split.

FOURTH: The first paragraph of Section 4 of the Corporation's Certificate of Incorporation, as amended, relating to the aggregate number of shares which the Corporation is authorized to issue, the par value thereof and the classes into which the shares are divided, shall read as follows:

                  The total number of shares of stock which the Corporation is authorized to issue is 155,000,000 of which 150,000,000 shares shall be designated Common Stock, $.01 par value per share, and 5,000,000 shares shall be designated Preferred Stock, $.01 par value per share. The relative rights, preferences and limitations of the shares of each class are as follows:

                  The remainder of Section 4 shall remain unchanged.

FIFTH: The certificate of amendment was authorized by: [CHECK THE APPROPRIATE
BOX]

|X| The vote of the board of directors followed by a vote of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders.

|_| The vote of the board of directors followed by the unanimous written consent of the holders of all outstanding shares.

         IN WITNESS WHEREOF, I have subscribed this document on the date set opposite my name below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined and are true and correct.



Date:  ___________ ___, 2008           /s/ B. Jack DeFranco
                                      ------------------------------------------
                                       Name:  B. Jack DeFranco
                                       Title:  President and Chief Operating
                                       Officer

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                          ALLIANCE PHARMACEUTICAL CORP.

                Under Section 805 of the Business Corporation Law



Filers Name:                        Alliance Pharmaceutical Corp.
Address:                            7590 Fay Avenue, Suite 402
City, State and Zip Code:           La Jolla, CA 92037

                                    VOTE BY INTERNET - WWW.PROXYVOTE.COM

ALLIANCE PHARMACEUTICAL CORP.       Use the Internet to transmit your voting
7590 FAY AVENUE, SUITE 402          instructions and for electronic  delivery
LA JOLLA, CA 92037                  of information up until 11:59 P.M. Eastern
                                    Time the day before the cut-off date or
                                    meeting date. Have your proxy card in hand when you access the web site.

                                    VOTE BY PHONE - 1-800-690-6903 Use any
                                    touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the simple instructions the Vote Voice provides you.

                                    VOTE BY MAIL - Mark, sign and date your
                                    proxy card and return it in the postage-paid envelope we've provided or return to Alliance Pharmaceutical Corp., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.


TO VOTE, MARK BLOCKS BELOW IN BLUE
OR BLACK INK AS FOLLOWS:                     KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ALLIANCE PHARMACEUTICAL CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS

1.       PROPOSAL 1.  ELECTION OF DIRECTORS:  To elect the six (6) nominees for Director listed below.

01)     Dr. Pedro Cuatrecasas    05)    Duane J. Roth        FOR     WITHHOLD     FOR ALL   To withhold  authority to
02)     Carroll O. Johnson       06)    Theodore D. Roth     ALL       ALL        EXCEPT    vote  for any  individual
03)     Stephen M. McGrath                                   |_|       |_|          |_|     nominee,  mark  "For  All
04)     Dr. Jean G. Riess                                                                   Except"   and  write  the
                                                                                            nominee's  number  on the
                                                                                            line below.

                                                                                            --------------------


2. PROPOSAL 2. AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION, AS AMENDED TO DATE, TO EFFECT A REVERSE STOCK SPLIT IN A RATIO OF TEN (10) SHARES TO ONE (1) SHARE OF THE COMPANY'S COMMON STOCK.

                  |_| FOR     |_| AGAINST     |_| ABSTAIN


         OTHER MATTERS: A majority of the Directors will determine how to vote this proxy with respect to any other matters which may properly come before the meeting or any adjournment thereof.

         PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

         Your signature should appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.

For address changes, please check this box      |_|
and write them on the back where indicated.

Receipt of the Notice of Annual Meeting and of the Proxy Statement and Annual Report to Shareholders of the Company is hereby acknowledged.




------------------------------------           -------       ------------------------         ------------
Signature [PLEASE SIGN WITHIN BOX]              Date         Signature (Joint Owners)            Date


================================================================================


                          ALLIANCE PHARMACEUTICAL CORP.

             Annual Meeting of Shareholders to be held May 30, 2008 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking any proxy heretofore given, hereby appoints Carroll O. Johnson, Stephen M. McGrath and Duane J. Roth, and each of them the proxies of the undersigned with full power of substitution, with respect to all of the shares of stock of ALLIANCE PHARMACEUTICAL CORP., a New York corporation (the "Company"), which the undersigned is entitled to vote at the Company's Annual Meeting of Shareholders to be held at 8:30 a.m., San Diego time, on Friday, May 30, 2008, and at any adjournment thereof.

P

R

O THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS
X        PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1

Y

         ---------------------------------------------------------------------
         Address Change:

         ---------------------------------------------------------------------

         ---------------------------------------------------------------------

              (If you noted any Address Changes above, please mark
                     corresponding box on the reverse side.)

      (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE REVERSE SIDE)